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                                                                  EXECUTION COPY


                                      GUARANTY

          This Guaranty (this "GUARANTY") is dated as of July 31, 1998, by the Persons listed on the signature pages hereof (each a "GUARANTOR"), in favor of FIRST SOURCE FINANCIAL LLP, as agent, for its benefit and the benefit of Lenders (in such capacity, the "AGENT").

                                      RECITALS:

          WHEREAS, Platinum Entertainment, Inc., a Delaware corporation ("BORROWER"), Agent and the Persons designated as lenders from time to time thereunder ("LENDERS") have entered into that certain Secured Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") providing for the extension of loans and other financial accommodations from Lenders to Borrower (all Liabilities of Borrower under the Credit Agreement being referred to herein as the "GUARANTY INDEBTEDNESS");

          WHEREAS, each Guarantor is a Subsidiary of Borrower and will derive direct and indirect economic benefit from the financial accommodations to Borrower set forth in the Credit Agreement, including, without limitation, the loans and advances made and to be made to Borrower thereunder, and it will be to each Guarantor's direct and indirect economic benefit to assist Borrower in procuring such financial accommodations from Lenders; and

          WHEREAS, a condition precedent to Agent and Lenders entering into the Credit Agreement is that each Guarantor execute and deliver this Guaranty;

          NOW, THEREFORE, for and in consideration of the premises and in order to induce Agent and Lenders to enter into the Credit Agreement and Lenders to continue to make loans under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby agrees as follows:

          SECTION 1. DEFINITIONS.

          Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

          SECTION 2.  GUARANTY OF PAYMENT.

          (a) Each Guarantor hereby absolutely and unconditionally guarantees the full and prompt payment to Agent, for its benefit and the benefit of Lenders, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all existing and future Guaranty Indebtedness.

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          (b)  Each Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by Lenders to Borrower; any extension, renewal or replacement of any of the Guaranty Indebtedness; any forbearance with respect to any of the Guaranty Indebtedness or otherwise; any purchase of any assets of Borrower by Lenders; or any other valuable consideration.

          (c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for in the Guaranty Indebtedness.

          SECTION 3.  COSTS AND EXPENSES.

          Each Guarantor agrees to pay or reimburse on demand, if not paid by Borrower, all reasonable out of pocket costs and expenses of every kind incurred by Agent or Lenders in connection with the Credit Agreement, including, without limitation: (a) in enforcing this Guaranty, (b) in collecting any of the Guaranty Indebtedness from Borrower or any Guarantor, (c) in realizing upon or protecting any collateral for this Guaranty or for payment of any of the Guaranty Indebtedness, and (d) for any other purpose related to the Guaranty Indebtedness or this Guaranty. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by Agent or any Lender in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise, or for any purpose specified in the preceding sentence.

          SECTION 4.  NATURE OF GUARANTY: CONTINUING, ABSOLUTE AND
UNCONDITIONAL.

          (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Guaranty Indebtedness, independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by Agent or Lenders therefor or with respect thereto, whether or not furnished by any Guarantor. The obligations of each Guarantor to repay the Guaranty Indebtedness hereunder shall be unconditional.

          (b) Until the Guaranty Indebtedness has been paid in full in cash, no Guarantor shall have a right, claim or remedy of subrogation, reimbursement, contribution or any similar rights against Borrower or any other guarantor with respect to the Guaranty Indebtedness and each Guarantor hereby waives all such rights including, without limitation, any right to enforce any remedy which Agent or any Lender now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of the Guaranty Indebtedness, and each Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to Agent, on behalf of Lenders, to secure payment of the Guaranty Indebtedness or any part thereof or any other liability of Borrower to Agent or Lenders. If any amount shall be paid to any Guarantor on account of any payment made hereunder at any time when the Guaranty Indebtedness shall not have been paid in full in cash, such amount shall be held in trust for the benefit of Agent and Lenders and shall forthwith be paid to Agent to be credited and applied, whether the Guaranty Indebtedness is matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor authorizes


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Agent, on behalf of itself and Lenders, to take any action or exercise any remedy with respect to such collateral which Agent, on behalf of itself and Lenders, in its sole discretion shall determine, without notice to any Guarantor. Each Guarantor further agrees that any and all claims of such Guarantor against Borrower, any endorser or any other guarantor of all or any part of the Guaranty Indebtedness, or against any of their respective properties, whether arising by reason of any payment by such Guarantor to Agent, on behalf of itself and Lenders, pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of any and all principal and interest, all fees, all reasonable costs of collection (including reasonable attorneys' fees and time charges) and any other liabilities or obligations owing to Agent and Lenders by Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to any Lender or Agent. In the event Agent, on behalf of itself and Lenders, in its sole discretion elects to give notice of any action with respect to the collateral securing the Guaranty Indebtedness or any part thereof, ten
(10) days' written notice mailed to each Guarantor by ordinary mail at the address shown hereon shall be deemed reasonable notice of any matters contained in such notice. Each Guarantor consents and agrees that Agent, on behalf of itself and Lenders, shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Guaranty Indebtedness.

          (c) For the further security of Agent and Lenders and without in any way diminishing the liability of Guarantor, following the occurrence of an Event of Default and acceleration of the Guaranty Indebtedness of Borrower, all debts and liabilities, present or future of Borrower to any Guarantor and all monies received from Borrower or for its account by any Guarantor in respect thereof shall be received in trust for Lenders and forthwith upon receipt shall be paid over to Agent, for the benefit of itself and Lenders, until all of such Guaranty Indebtedness has been paid in full. The obligations of each Guarantor in the preceding sentence shall be independent of and severable from this Guaranty and shall remain in full force and effect whether or not such Guarantor is liable for any amount under this Guaranty.

          (d) This Guaranty and each Guarantor's obligations hereunder are absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever. This Guaranty is intended by each Guarantor to be the final, complete and exclusive expression of the guaranty agreement between such Guarantor and Agent, on behalf of Lenders. No modification or amendment of any provision of this Guaranty shall be effective unless in writing and signed by a duly authorized officer of Agent, on behalf of Lenders.

          SECTION 5.  CERTAIN RIGHTS AND OBLIGATIONS.

          (a) Each Guarantor authorizes Agent and Lenders, without notice, demand or any reservation of rights against such Guarantor and without impairing or affecting the validity or enforceability of this Guaranty or such Guarantor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Guaranty Indebtedness or any part thereof or grant other indulgences to Borrower or other Persons; (ii) to accept from any Person and hold collateral for the payment of the Guaranty Indebtedness or any part thereof, and to modify, exchange, enforce or refrain from enforcing, or


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release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Guaranty Indebtedness or any part thereof, and to discharge, release or substitute any such obligation of any such endorser or guarantor, or any Person who has given any security interest in any collateral as security for the payment of the Guaranty Indebtedness or any part thereof, or any other Person in any way obligated to pay the Guaranty Indebtedness or any part thereof, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or Person; (iv) subject to the notice provision set forth in SECTION 4(B) hereof, to dispose of any and all collateral securing the Guaranty Indebtedness in any manner as Agent or Lenders, in its or their sole discretion, may deem appropriate, and to direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Guaranty Indebtedness or any part thereof as Agent or Lenders, in its or their sole discretion, may determine; (v) except as otherwise provided in the Credit Agreement, to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Guaranty Indebtedness (whether principal, interest, fees, costs, and expenses, or otherwise) including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Guaranty Indebtedness even though Agent and Lenders might lawfully have elected to apply such payments to the Guaranty Indebtedness or to amounts which are not covered by this Guaranty; and (vi) to take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Agent or Lenders, in its or their sole discretion, may deem appropriate and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall Agent or Lenders be responsible or shall such Guarantor be released either in whole or in part for any act or omission in connection with Agent or Lenders having sold any collateral at less than fair market value.

          (b) If any default shall be made in the payment of any of the Guaranty Indebtedness and any grace period has expired with respect thereto, each Guarantor hereby agrees to pay the same in full to the extent hereinafter provided: (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of Borrower; (ii) without requiring presentment, protest or notice of nonpayment or notice of default to such Guarantor, to Borrower or to any other Person; (iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of Borrower; (iv) without requiring Agent or Lenders to resort first to Borrower (this being a guaranty of payment and not of collection) or to any other guarantor or any other Person obligated with respect to the Guaranty Indebtedness or any collateral which Lenders may hold; (v) without requiring notice of acceptance hereof or assent hereto by Agent or Lenders; and (vi) without requiring notice that any of the Guaranty Indebtedness has been incurred, extended or continued or of the reliance by Agent or Lenders upon this Guaranty; all of which such Guarantor hereby waives.

          (c) This Guaranty and each Guarantor's obligation hereunder shall at all times be valid and enforceable and shall not be impaired or affected by any other agreements or circumstances of any nature whatsoever which otherwise constitute a defense to this Guaranty, including, without


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limitation, any of the following, all of which each Guarantor hereby waives to the extent permitted by law: (i) any failure or omission to perfect or continue the perfection of any security interest in or other lien on, or preserve rights to, any collateral securing payment of any of the Guaranty Indebtedness or such Guarantor's obligation hereunder; (ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any such security interest or other lien or guaranty of the Guaranty Indebtedness; (iii) any failure or omission to protect, preserve or insure any such collateral; (iv) failure of such Guarantor to receive notice of any intended disposition of such collateral; (v) any defense arising by reason of the cessation from any cause whatsoever of liability of Borrower including, without limitation, any failure, negligence or omission by Agent or Lenders in enforcing their claims against Borrower; (vi) any waiver of any right, remedy or power or of any default with respect to the Guaranty Indebtedness or any part thereof or any release, settlement or compromise of any obligation of Borrower; (vii) the invalidity or unenforceability of any of the Guaranty Indebtedness or the invalidity or unenforceability of any agreement relating thereto or with respect to any collateral securing the Guaranty Indebtedness or any part thereof; (viii) any change of ownership of Borrower or the insolvency, bankruptcy or any other change in the legal status of Borrower; (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranty Indebtedness; (x) the existence of any claim, setoff or other right which such Guarantor may have at any time against Agent, any Lender, Borrower or any other guarantor in connection herewith or any unrelated transaction; (xi) the failure of Borrower or such Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranty Indebtedness or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranty Indebtedness or this Guaranty; (xii) Agent's election, on behalf of Lenders, in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code; (xiii) any borrowing, use of cash collateral, or grant of a security interest by Borrower, as debtor in possession, under section 363 or 364 of the Bankruptcy Code; (xiv) the disallowance of all or any portion of Agent's or any of Lenders' claims for repayment of the Guaranty Indebtedness under section 502 or 506 of the Bankruptcy Code; or (xv) any other fact or circumstance which might otherwise constitute grounds at law or in equity for the discharge or release of such Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this SUBSECTION 5(c). It is agreed that each Guarantor's liability hereunder is independent of any other guaranties or other obligations at any time in effect with respect to the Guaranty Indebtedness or any part thereof and that each Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by Borrower of the Guaranty Indebtedness in the manner agreed upon between Agent and Lenders and Borrower.

          (d) Credit may be granted or continued from time to time by Agent and Lenders to Borrower without notice to or authorization from any Guarantor regardless of Borrower's financial or other condition at the time of any such grant or continuation. Neither Agent nor any Lender shall


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have an obligation to disclose or discuss with any Guarantor its assessment of the financial condition of Borrower.

          SECTION 6.  REPRESENTATIONS AND WARRANTIES.

          Each Guarantor represents and warrants that:

          (a) EXISTENCE. Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except for such failures which could not reasonably be expected to have a material adverse effect; (ii) has the requisite authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct except for such failures which could not reasonably be expected to have a material adverse effect; (iv) is in compliance with its organizational documents; and (v) is in compliance with all applicable provisions of law except where such non-compliance could not reasonably be expected to have a material adverse effect.

          (b) AUTHORITY. Such Guarantor has full power, authority and legal right to enter into this Guaranty and the Related Documents to which it is a party. The execution, delivery and performance by such Guarantor of this Guaranty and such Related Documents: (i) have been duly authorized by all necessary corporate action on the part of such Guarantor; (ii) are not in contravention of the terms of such Guarantor's articles of incorporation, bylaws or of any indenture, agreement or undertaking to which such Guarantor is a party or by which it or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval or the consent of any other Person that has not been obtained; (iv) do not and will not contravene any contractual or governmental restriction to which such Guarantor or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any Lien upon any property of such Guarantor under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which it is a party or by which it or any of its property may be bound or affected.

          (c) BINDING EFFECT. This Guaranty and all of the Related Documents to which such Guarantor is a party have been duly executed and delivered by such Guarantor, are the legal, valid and binding obligations of such Guarantor and are enforceable against such Guarantor in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the rights of creditors generally or by application of general principles of equity.

          (d) SOLVENCY. Such Guarantor is solvent and will continue to be solvent following the consummation of the transactions contemplated by this Guaranty and the Related Documents.


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          (e)  TAX OBLIGATIONS.  Such Guarantor has filed complete and correct federal, state and local tax reports and returns required to be filed, prepared in accordance with applicable laws or regulations, and, except for extensions duly obtained, have either duly paid all taxes, duties and charges owed, or made adequate provisions for the payment thereof. There are no material unresolved questions or claims concerning any tax liability of such Guarantor or any Subsidiary of such Guarantor.

          (f) LITIGATION AND PROCEEDINGS. Except as set forth on SCHEDULE 6(f) hereto or Schedule 10.4 to the Credit Agreement, no action, claim or proceeding is now pending or, to the best knowledge of such Guarantor, threatened against or affecting such Guarantor or Borrower, before any governmental authority, or before any arbitrator or panel of arbitrators. None of the actions, claims or proceedings set forth on SCHEDULE 6(f) or Schedule 10.4 to the Credit Agreement
(i) challenges such Guarantor's or Borrower's right or power to enter into or perform any of its obligations under the Related Documents, or the validity or enforceability of any Related Document or any action taken thereunder or (ii) if adversely determined, could reasonably be expected to have a material adverse effect.

          (g) COMPLIANCE WITH LAWS AND REGULATIONS. The execution and delivery by such Guarantor of this Guaranty and all of the Related Documents to which it is a party and the performance of such Guarantor's obligations hereunder and thereunder are not in contravention of any order applicable to such Guarantor or, to such Guarantor's best knowledge, any laws, regulations or ordinances applicable to such Guarantor which could reasonably be expected to have a material adverse effect on such Guarantor. Such Guarantor is in compliance in all material respects with all applicable laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities relating to the business operations and the property of such Guarantor or Borrower.

          (h) FULL DISCLOSURE. This Guaranty and the representations and warranties of such Guarantor in any Related Document delivered or to be delivered by such Guarantor, do not and will not contain any untrue statement of a material fact or omit a material fact known to such Guarantor necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading. To Guarantor's knowledge, there is no material fact which such Guarantor has not disclosed to Agent in writing which has had or could reasonably be expected to have a Material Adverse Effect.

          (i)  SUBSIDIARIES.   SCHEDULE 6(i) hereto contains an accurate list of
all of the existing Subsidiaries of such Guarantor as of the date of this Guaranty, setting forth their respective jurisdictions of incorporation or organization and the percentage of their capital stock or partnership interests owned by such Guarantor or other of its Subsidiaries.

          (j) NEGATIVE PLEDGE. Such Guarantor is not a party to or bound by any indenture, contract, instrument or other agreement which prohibits the creation, incurrence or sufferance to exist of any Lien upon its property, except the Related Documents and non-assignment provisions


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of any contract or lease which provisions could not reasonably be expected to have a Material Adverse Effect on such Guarantor.

          (k) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Guaranty or any of the Related Documents to which such Guarantor is a party shall survive the execution and delivery of this Guaranty and the termination hereof.

          SECTION 7.  COVENANTS

          Each Guarantor covenants and agrees that until the Guaranty Indebtedness is paid in full in cash (other than unmatured contingent Liabilities for which no claim has been asserted) and the commitments are terminated:

          (a) Such Guarantor shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation and its rights and franchises and (ii) continue to conduct its business as permitted hereunder or under the Credit Agreement;

          (b) Such Guarantor shall comply in all material respects with all federal, state, local and foreign laws and regulations applicable to it, including, without limitation, those relating to licensing, ERISA, Environmental Laws and labor matters.

          (c) Such Guarantor shall not (i) engage in any business activity other than the businesses described in Schedule 11.18 to the Credit Agreement, and the related activities incidental thereto; (ii) except as permitted by the Credit Agreement, directly or indirectly incur or assume or suffer to exist any Indebtedness or other obligations, investments or guaranty (other than this Guaranty); (iii) create or permit to exist any Lien on its assets; (iv) merge or consolidate with, acquire any assets or capital stock of, or otherwise combine with any Person; (v) make any change in its capital structure; (vi) amend its articles of incorporation or bylaws other than any amendment that is not, in the reasonable judgment of Agent, adverse in any material respect to the value of the interests or rights of Agent or Lenders thereunder or the rights or interests of Agent or Lenders; (vii) except as otherwise permitted by the Credit Agreement with respect to Borrower, sell, transfer, convey, assign or otherwise dispose of any of its property; (viii) execute any agreements or contracts that would be prohibited by the Credit Agreement or the Related Documents; or (ix) change its fiscal year. Notwithstanding the foregoing sentence, each Guarantor may engage in any activity incidental to the maintenance of the existence of such Guarantor.

          (d) Such Guarantor shall not enter into any indenture, agreement, instrument or other arrangement which, (i) directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the obligations of such Guarantor hereunder, or (ii) contains any provisions which would be violated or breached by the performance by such Guarantor of its obligations hereunder.

          (e) Such Guarantor shall cause Borrower to comply with all covenants set forth in the Credit Agreement.


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          SECTION 8.  TERMINATION.

          This Guaranty shall remain in full force and effect until all of the Guaranty Indebtedness shall be finally and irrevocably paid in full in cash and the commitments under the Credit Agreement shall have been terminated. Payment of all of the Guaranty Indebtedness from time to time shall not operate as a discontinuance of this Guaranty. Each Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Agent or any Lender on the Guaranty Indebtedness, or Agent or Lenders receive any proceeds of collateral securing the Guaranty Indebtedness, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to Borrower, its estate, trustee, receiver, debtor in possession or any other Person, including, without limitation, any guarantor, under any insolvency or bankruptcy law, state, federal or foreign law, common law or equitable cause, then to the extent of such payment, return or repayment, the Guaranty Indebtedness or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by Agent or Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Agent's or Lenders' rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

          SECTION 9.  GUARANTY OF PERFORMANCE.

          Each Guarantor also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by Guarantor or Borrower to Agent or Lenders under or in connection with the Related Documents. Every provision for the benefit of Agent or Lenders contained in this Guaranty shall apply to the guaranty of performance given in this SECTION 9.

          SECTION 10.  TAXES.

          Subject to the provisions of the Credit Agreement, all payments hereunder shall be made without any counterclaim or setoff, free and clear of, and without reduction by reason of, any taxes (except income taxes of Agent and Lenders), levies, imposts, charges and withholdings, restrictions or conditions of any nature ("TAXES"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by each Guarantor. If for any reason, any such reduction is made or any Taxes are paid by Agent or any Lender, each Guarantor will pay to Agent, for its benefit and the benefit of Lenders, such additional amounts as may be necessary to ensure that Agent and Lenders receive the same net amount which they would have received had no reduction been made or Taxes paid.


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          SECTION 11.  MISCELLANEOUS.

          (a) In addition to and without limiting any other right, power or remedy of Agent or any Lender, at any time after the occurrence and during the continuance of an Event of Default, Lenders at their sole election without notice to any Guarantor may appropriate and setoff against the Guaranty
Indebtedness: (i) any and all indebtedness or other monies due or to become due to any Guarantor by Agent or Lenders in any capacity; and (ii) any monies, credits or other property belonging to any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of Agent or any of Lenders, or any affiliate of Agent or any of Lenders, whether for deposit or otherwise, whether or not the Guaranty Indebtedness or the obligation to pay such monies owed by Agent or Lenders is then due, and Agent, on its behalf and on behalf of Lenders, is hereby granted a security interest in and Lien upon such monies, credits and other property. Agent or Lenders shall be deemed to have exercised such right of setoff immediately at the time of such election even though any charge therefor is made or entered on Agent's or Lenders' records subsequent thereto.

          (b) In the event that acceleration of the time for payment of any of the Guaranty Indebtedness is stayed, upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all such amounts shall nonetheless be payable by each Guarantor forthwith upon demand by Agent, on its behalf and on behalf of Lenders.

          (c) No delay on the part of Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly signed and delivered by Agent. The failure by Agent or any Lender at any time or times hereafter to require strict performance by Borrower or any Guarantor of any of the provisions, warranties, terms and conditions contained in any Related Document or promissory note, security agreement, agreement, indenture, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or any Guarantor and delivered to Agent or any Lender shall not waive, affect or diminish any right of Agent or any Lender at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, their agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered by Agent and/or Lenders, as the case may be. No waiver by Agent or Lenders of any default shall operate as a waiver of any other default hereunder or the same default on a future occasion, and no action by Agent or Lenders permitted hereunder shall in any way affect or impair Agent's or any Lender's rights, powers or remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any Guaranty Indebtedness owing by Borrower to Lenders shall be conclusive and binding on each Guarantor irrespective of whether Borrower was a party to the suit or action in which such determination was made. The rights and remedies of Agent and Lenders hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

          (d) This Guaranty shall bind Guarantor and the successors and assigns of such Guarantor and shall inure to the benefit of Agent and Lenders and their successors and assigns. All references herein to any Lender shall for all purposes also include all participants. All references herein to Borrower shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for Borrower.

          (e) Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

          (f) Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g) It is understood that while the amount of the Guaranty Indebtedness is not limited, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action of any Guarantor, Lenders, Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

          (h) This Guaranty sets forth the entire understanding and agreement of each Guarantor and Agent with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

          (i) Each Guarantor agrees to pay all costs, fees and expenses (including reasonable attorneys' fees) incurred by Agent or Lenders after a default by such Guarantor under this Guaranty.

          (j) EACH GUARANTOR AND AGENT HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS GUARANTY OR THE RELATED DOCUMENTS TO WHICH ANY GUARANTOR IS A PARTY SHALL BE LITIGATED IN SUCH COURTS, AND EACH GUARANTOR AND AGENT EACH WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS

UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 12 HEREOF AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING CONTAINED IN THIS SECTION 11 SHALL AFFECT THE RIGHT OF AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO ENFORCE ITS LIENS AGAINST ASSETS LOCATED IN SUCH JURISDICTION.

          (k) THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED UNDER AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          SECTION 12.  NOTICES.

          Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) if delivered in person, when delivered, (b) if delivered by telecopy or similar electronic medium, on the date of confirmed transmission, (c) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed or (d) if by U.S. Mail, five (5) days after deposit in the United States mails (by certified mail, return receipt requested), with proper postage prepaid, to the following addresses:

          Notices shall be addressed as follows:

          (a)  If to a Guarantor:

               c/o Platinum Entertainment, Inc.
               2001 Butterfield Road
               Suite 1400
               Downers Grove, Illinois 60515
               Attn:  Douglas C. Laux
               Telephone No.:  (630) 769-0033
               Telecopy No.:  (630) 769-0049

               With a copy to:

               Katten, Muchin & Zavis
               525 West Monroe
               Suite 1600
               Chicago, Illinois 60661
               Attn:  Matthew S. Brown
               Telephone No.:  (312) 902-5207
               Telecopy No.:  (312) 902-1061

          (b)  If to Agent:

               First Source Financial LLP
               2850 West Golf Road
               Fifth Floor
               Rolling Meadows, Illinois  60008
               Attention: Contract Administration
               Telecopy: (847) 734-7910, 7911

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this SECTION 12. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

          SECTION 13.  WAIVERS.

          (a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

          (b) IN THE EVENT OF A DEFAULT UNDER THE CREDIT AGREEMENT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OR LENDERS OF THEIR RIGHTS TO REPOSSESS ANY COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON ANY COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

          (c) EACH GUARANTOR AND AGENT ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND WAIVE ANY BOND OR SURETY OR

SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR LENDERS.

          (d) TO THE EXTENT PERMITTED BY LAW, EACH GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT ANY DEFENSE, SETOFF, NONCOMPULSORY COUNTERCLAIM OR CROSSCLAIM OF ANY NATURE WHATSOEVER WITH RESPECT TO THIS GUARANTY OR THE OBLIGATIONS OF SUCH GUARANTOR HEREUNDER OR THE OBLIGATIONS OF ANY OTHER PERSON OR PARTY (INCLUDING BORROWER) RELATING TO THIS GUARANTY, THE GUARANTY INDEBTEDNESS OR THE OBLIGATIONS OF SUCH GUARANTOR IN ANY ACTION OR PROCEEDING BROUGHT BY AGENT OR LENDERS TO COLLECT THE GUARANTY INDEBTEDNESS OR TO ENFORCE THE OBLIGATIONS OF SUCH GUARANTOR HEREUNDER.


                               [signature page follows]

          IN WITNESS WHEREOF, this Guaranty has been executed as of the date and year first written above.

                                        LEXICON MUSIC, INC.


                                        By: /s/ Douglas C. Laux
                                           ---------------------------------
                                        Name: Douglas C. Laux
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                        PEG PUBLISHING, INC.


                                        By: /s/ Douglas C. Laux
                                           ---------------------------------
                                        Name: Douglas C. Laux
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                        ROYCE PUBLISHING, INC.


                                        By: /s/ Douglas C. Laux
                                           ---------------------------------
                                        Name: Douglas C. Laux
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                        JUST MIKE MUSIC, INC.


                                        By: /s/ Douglas C. Laux
                                           ---------------------------------
                                        Name: Douglas C. Laux
                                             -------------------------------
                                        Title: Secretary
                                              ------------------------------


                                        [S-1]

                                   SCHEDULE 6(F)

                             LITIGATION AND PROCEEDINGS


CRT CUSTOM PRODUCTS, INC. -V- R.E.X. MUSIC, INC. AND PLATINUM ENTERTAINMENT,
     INC. (Chancery Court, Williamson County, Tennessee, Case No. 24035).

     The claims made by the plaintiff seek recovery from Platinum Entertainment, Inc. (the "Platinum") of an indebtedness incurred by Co-Defendant, R.E.X. Music, Inc., on the grounds that Platinum caused R.E.X. to fail as a business for the purpose of acquiring its assets at foreclosure. Plaintiff seeks damages of approximately $325,000, plus punitive damages. Discovery has been ongoing. R.E.X. filed an Answer and a Cross-Complaint against the Platinum asserting essentially the same claims. Platinum has filed a Counter-Claim against CRT seeking recovery of certain artwork and film materials, together with damages for the loss of such materials. Platinum believes the claims of CRT and R.E.X. are without merit and that the matter will be successfully resolved without exposure. If Platinum should lose, however, the upper limit on reasonable losses could be approximately $325,000. Platinum is being defended in this action by Grant Glassford.

CHRISTINE OPPEDISANO V. PLATINUM ENTERTAINMENT, INC. (Circuit Court for Davidson
     County, Tennessee, No. 97C-2398).

     Plaintiff seeks damages for alleged breach of an employment agreement. The lawsuit was filed July 29, 1997. There has been no discovery. Platinum intends to contest the lawsuit. The upper limit of possible loss is approximately $20,000. Platinum is being defended in this action by the law firm of Stokes & Bartholomew, Nashville, Tennessee.

JCSHO, INC. V. PLATINUM ENTERTAINMENT, INC., 97-2479 MJD/AJB and PLATINUM
     ENTERTAINMENT, INC. V. JCSHO, INC., 98 C 2035

     On November 1, 1997, JCSHO, Inc., formerly known as Intersound, Inc., filed a Complaint against Platinum in the United States District Court for the District of Minnesota, Fourth Division, seeking damages in excess of $5,000,000 for breach of contract on the grounds that Platinum allegedly failed to make interest payments in the amount Intersound claims are owed to it under promissory notes executed by Platinum. The promissory notes at issue were executed in conjunction with the purchase of Intersound's assets through Platinum's then wholly-owned subsidiary, River North Records, Inc. ("River North"). JCSHO subsequently amended its Complaint to delete its breach of contract claim and substitute a claim for declaratory judgment that Platinum is in default of both its obligations under the promissory notes and a waiver agreement pertaining to the promissory notes under which Platinum purportedly agreed to pay JCSHO the default interest rate for the remainder of the terms of the promissory notes. Platinum will vigorously defend the lawsuit filed by JCSHO and prosecute its action against JCSHO. If adversely determined, this matter would have a Material Adverse Effect. Platinum is represented in these actions by the law firm of Katten, Muchin & Zavis, Chicago, Illinois.

DONALD R. JOHNSON V. INTERSOUND, INC. (DELAWARE), A DELAWARE CORPORATION, F/K/A
     RIVER NORTH STUDIOS, INC., Superior Court of Fulton County, Georgia, Civil Action File No. E-64885

     Plaintiff has alleged a breach of contract action against Platinum's former wholly-owned subsidiary, Intersound, Inc. Plaintiff alleges that Intersound improperly terminated his employment and, thereby, breached his employment agreement between himself and Intersound, Inc. Plaintiff claims damages in excess of $800,000. Intersound denies Plaintiff's claims and believes that it has meritorious defenses to this action. Platinum is being defended in this action by the law firm of Paul, Hastings, Janofsky & Walker LLP, Atlanta, Georgia.

ARMEN BOLADIAN V. GEORGE CLINTON, DEFENDANT, INTERSOUND, INC., GARNISHEE, State
     Court of Fulton County, Georgia, No. 97VX33089E

     Platinum is a defendant in this action controverting Platinum's response as garnishee. Platinum believes its exposure to be limited. Platinum is being defended in this action by the law firm of Paul, Hastings, Janofsky & Walker LLP, Atlanta, Georgia.

On July 29, 1997, Platinum received correspondence from legal counsel for one of its recording artists, William Becton, which advised Platinum that he intends to pursue an audit of Platinum pursuant to the applicable recording agreement. No audit has currently been scheduled, but Platinum has expressed its willingness to allow the audit to take place.

The Harry Fox Agency, Inc. is currently conducting a periodic audit of Platinum in connection with the mechanical reproduction of copyrights controlled by its principals for the period of inception of Platinum to December 31, 1997.

                                   SCHEDULE 6(i)

                                    SUBSIDIARIES



        DEBTOR            JURISDICTION OF     PERCENTAGE OWNED BY      COMMON STOCK       PAR VALUE PER SHARE   COMMON STOCK ISSUED
                              INCORP.              BORROWER             AUTHORIZED
 Lexicon Music, Inc.         Delaware                100%              3,000 shares              $0.01             3,000 shares
 Royce Publishing,           Delaware                100%              3,000 shares              $0.01             3,000 shares
 Inc.
 JustMike Music, Inc.        Delaware                100%              3,000 shares              $0.01             3,000 shares
 PEG Publishing, Inc.        Delaware                100%              3,000 shares              $0.01             3,000 shares